Other income	6 Months Ended
Jun. 30, 2022
Component of Operating Income [Abstract]
Other income	Other income
Other income consisted of the following for the three and six months ended June 30, 2022 and 2021:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Interest and other income	$21,657	$13,053	$58,650	$29,843
Management fees	10,179	1,736	20,376	3,519
Proceeds from unsecured claims	39,352	192,655	39,352	192,655
	$71,188	$207,444	$118,378	$226,017
On April 22, 2021, we entered into a claims sale and purchase agreement with a third party for the sale of certain unsecured claims filed by various AerCap companies against LATAM Airlines Group S.A. and certain of its subsidiaries in the Chapter 11 case captioned LATAM Airlines Group S.A., et al., Case No. 20-11254 (JLG) (Jointly Administered). Subsequent to the bankruptcy court entering an order establishing the allowed claim amount in May 2021, the sale of a portion of the unsecured claims closed. Approximately $186 million of sale proceeds was recognized in other income during the three and six months ended June 30, 2021.
In June 2022, the Bankruptcy Court entered an order establishing the allowed claim amount and the sale of the final portion of the unsecured claims closed. Approximately $39 million of sale proceeds was recognized in other income during the three months and six months ended June 30, 2022.